                                                                    EXHIBIT 10.2



         The following Executive Officers are parties to an Employment Agreement in the form of Exhibit 10.1 (incorporated by reference from Exhibit 10 (a) to Sybron Corporation's Form 10-K for the fiscal year ended September 30, 1993, which Employment Agreements differ with respect to the terms indicated:

                                                              CALENDAR YEAR
EXECUTIVE OFFICER          DATE OF EXECUTION                  1998 SALARY
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
Kenneth F. Yontz           February 24, 1992                  $700,000

Dennis Brown               February 12, 1993                  $290,000

R. Jeffrey Harris          February 24, 1992                  $290,000

Floyd W. Pickrell, Jr.     October 1, 1993                    $370,000

Frank H. Jellinek, Jr.     February 24, 1992                  $500,000